Exhibit 10.4

SHAREHOLDER POWER OF ATTORNEY

Principal: Xiaodong CHEN

Identification Number: 350102196711020039

Address: Room 2605, No.108 East Taojin Road, Yuexiu District, Guangzhou

Attorney: Xiamen Duwei Consulting Management Co., Ltd.

Legal Representative: Xiaodong CHEN

Address: Room A-2, Unit 3, Floor 8, Building D, Xiamen International Shipping Center, No.97 Xiangyu Road, Administration of Xiamen Area of China (Fujian) Pilot Free Trade Zone

The Principal Xiaodong CHEN owns 67.21% share and corresponding shareholder's right (the "Principal Share") of Fujian Blue Hat Interactive Entertainment Technology Ltd. (the "Blue Hat Company"). The Principal hereby irrevocably authorize Xiamen Duwei Consulting Management Co., Ltd. (the "Attorney") to exercise the following rights within the term of this Power of Attorney (the "POA Scope"):

1. Authorizing the Attorney or any qualified person appointed by the Attorney (the "Delegate") as its sole and exclusive proxy on its behalf to the full extent of the following rights in relation to the Principal Share, including but not limited to:

1.1 Attending the shareholders meeting of Blue Hat Company;

1.2 Exercising the voting right and all the other rights of, in and to its shareholding in accordance with the laws and articles of association of Blue Hat Company, including but not limited to selling, transferring, mortgaging or dealing with

1

all or part of the Principal Share, and designating any director, supervisor of Blue Hat Company through shareholders meeting.

2. The Attorney or the Delegate is authorized on behalf of the Principal to sign transfer documents and any other documents in relation to the fulfillment of the obligations under the Equity Pledge Agreement and the Call Option Agreement which are entered into on the same date of the POA and to duly execute other obligations under such agreements in the Scope of the POA.

3. Any actions taken by the Attorney and the Delegate in relation to Blue Hat Company are deemed to be acted by the Principal and any documents signed by the Attorney and the Delegate in relation to Blue Hat Company are deemed to be signed by the Principal personally. The Principal hereby accepts, recognizes and approves any actions and documents taken and signed by the Attorney and Delegate.

4. The Attorney has the power to entrust third person. The Attorney may sub-entrust on its sole discretion the subjects aforementioned to other person or entity without prior notification to the Principal or consent of the Principal.

5. The POA is exiting valid and irrevocable from the execution date of the POA during the term when the Principal is holding the shares in Blue Hat Company.

6. The Principal hereby renounces all rights relating the Principal Share which are delegated to the Attorney under the POA and the Principal will not excise the rights itself during the term the POA.

Principal: Xiaodong CHEN Signature: /s/ Xiaodong Chen November 13, 2018
2

SHAREHOLDER POWER OF ATTORNEY

Principal: Shaohong CHEN

Identification Number: 35010219610308002X

Address: Unit 1106, No.11 Mi Shu Heng Lane, Gulou District, Fuzhou, Fujian Province

Attorney: Xiamen Duwei Consulting Management Co., Ltd.

Legal Representative: Xiaodong CHEN

Address: Room A-2, Unit 3, Floor 8, Building D, Xiamen International Shipping Center, No.97 Xiangyu Road, Administration of Xiamen Area of China (Fujian) Pilot Free Trade Zone

The Principal Shaohong CHEN owns 27.31% share and corresponding shareholder's right (the "Principal Share") of Fujian Blue Hat Interactive Entertainment Technology Ltd. (the "Blue Hat Company"). The Principal hereby irrevocably authorize Xiamen Duwei Consulting Management Co., Ltd. (the "Attorney") to exercise the following rights within the term of this Power of Attorney (the "POA Scope"):

1. Authorizing the Attorney or any qualified person appointed by the Attorney (the "Delegate") as its sole and exclusive proxy on its behalf to the full extent of the following rights in relation to the Principal Share, including but not limited to:

1.1 Attending the shareholders meeting of Blue Hat Company;

1.2 Exercising the voting right and all the other rights of, in and to its shareholding in accordance with the laws and articles of association of Blue Hat Company, including but not limited to selling, transferring, mortgaging or dealing with

3

all or part of the Principal Share, and designating any director, supervisor of Blue Hat Company through shareholders meeting.

2. The Attorney or the Delegate is authorized on behalf of the Principal to sign transfer documents and any other documents in relation to the fulfillment of the obligations under the Equity Pledge Agreement and the Call Option Agreement which are entered into on the same date of the POA and to duly execute other obligations under such agreements in the Scope of the POA.

3. Any actions taken by the Attorney and the Delegate in relation to Blue Hat Company are deemed to be acted by the Principal and any documents signed by the Attorney and the Delegate in relation to Blue Hat Company are deemed to be signed by the Principal personally. The Principal hereby accepts, recognizes and approves any actions and documents taken and signed by the Attorney and Delegate.

4. The Attorney has the power to entrust third person. The Attorney may sub-entrust on its sole discretion the subjects aforementioned to other person or entity without prior notification to the Principal or consent of the Principal.

5. The POA is exiting valid and irrevocable from the execution date of the POA during the term when the Principal is holding the shares in Blue Hat Company.

6. The Principal hereby renounces all rights relating the Principal Share which are delegated to the Attorney under the POA and the Principal will not excise the rights itself during the term the POA.

Principal: Shaohong CHEN Signature: /s/ Shaohong Chen November 13, 2018
4

SHAREHOLDER POWER OF ATTORNEY

Principal: Weiling ZHANG

Identification Number: 410121197307080523

Address: Unit 1#1005, No.563 Tian He Lane, Tianhe District, Guangzhou, Guangdong Province

Attorney: Xiamen Duwei Consulting Management Co., Ltd.

Legal Representative: Xiaodong CHEN

Address: Room A-2, Unit 3, Floor 8, Building D, Xiamen International Shipping Center, No.97 Xiangyu Road, Administration of Xiamen Area of China (Fujian) Pilot Free Trade Zone

The Principal Weiling ZHANG owns 2.48% share and corresponding shareholder's right the "Principal Share") of Fujian Blue Hat Interactive Entertainment Technology Ltd. (the "Blue Hat Company"). The Principal hereby irrevocably authorize Xiamen Duwei Consulting Management Co., Ltd. (the "Attorney") to exercise the following rights within the term of this Power of Attorney (the "POA Scope"):

1. Authorizing the Attorney or any qualified person appointed by the Attorney (the "Delegate") as its sole and exclusive proxy on its behalf to the full extent of the following rights in relation to the Principal Share, including but not limited to:

1.1 Attending the shareholders meeting of Blue Hat Company;

1.2 Exercising the voting right arid all the other rights of, in and to its shareholding in accordance with the laws and articles of association of Blue Hat Company, including but not limited to selling, transferring, mortgaging or dealing with

5

all or part of the Principal Share, and designating any director, supervisor of Blue Hat Company through shareholders meeting.

2. The Attorney or the Delegate is authorized on behalf of the Principal to sign transfer documents and any other documents in relation to the fulfilment of the obligations under the Equity Pledge Agreement and the Call Option Agreement which are entered into on the same date of the POA and to duly execute other obligations under such agreements in the Scope of the POA.

3. Any actions taken by the Attorney and the Delegate in relation to Blue Hat Company are deemed to be acted by the Principal and any documents signed by the Attorney and the Delegate in relation to Blue Hat Company are deemed to be signed by the Principal personally. The Principal hereby accepts, recognizes and approves am, actions and documents taken and signed by the Attorney and Delegate.

4. The Attorney has the power to entrust third person. The Attorney may sub-entrust on its sole discretion the subjects aforementioned to other person or entity without prior notification to the Principal or consent of the Principal.

5. The POA is exiting valid and irrevocable from the execution date of the POA during the term when the Principal is holding the shares in Blue Hat Company.

6. The Principal hereby renounces all rights relating the Principal Share which are delegated to the Attorney under the POA and the Principal will not excise the rights itself during the term the POA.

Principal: Weiling ZHANG Signature: /s/ Weiling Zhang November 13, 2018
6

SHAREHOLDER POWER OF ATTORNEY

Principal: Juanjuan CAI

Identification Number: 35010219660803 036X

Address: Room 2605. No.108 East Taojin Road, Yuexiu District, Guangzhou

Attorney: Xiamen Duwei Consulting Management Co., Ltd.

Legal Representative: Xiaodong CHEN

Address: Room A-2, Unit 3, Floor 8, Building D, Xiamen International Shipping Center No.97 Xiangyu Road, Administration of Xiamen Area of China (Fijian) Pilot Free Trade Zone

The Principal Juanjuan CAI owns 3% share and corresponding shareholder's right (the "Principal Share") of Fujian Blue Hat Interactive Entertainment Technology Ltd. (the "Blue Hat Company"). The Principal hereby irrevocably authorize Xiamen Duwei Consulting Management Co., Ltd. (the "Attorney") to exercise the following rights within the term of this Power of Attorney (the "POA Scope"):

1. Authorizing the Attorney or any qualified person appointed by the Attorney (the "Delegate") as its sole and exclusive proxy on its behalf to the full extent of the following rights in relation to the Principal Share, including but not limited to:

1.1 Attending the shareholders meeting of Blue Hat Company;

1.2 Exercising the voting right and all the other rights of, in and to its shareholding in accordance with the laws and articles of association of Blue Hat Company, including but not limited to selling, transferring, mortgaging or dealing with all or part of the Principal Share, and designating any director, supervisor of Blue Hat Company through shareholders meeting.

7

2. The Attorney or the Delegate is authorized on behalf of the Principal to sign transfer documents and any other documents in relation to the fulfillment of the obligations under the Equity Pledge Agreement and the Call Option Agreement which are entered into on the same date of the POA and to duly execute other obligations under such agreements in the Scope of the POA.

3. Any actions taken by the Attorney and the Delegate in relation to Blue Hat Company are deemed to be acted by the Principal and any documents signed by the Attorney and the Delegate in relation to Blue Hat Company are deemed to be signed by the Principal personally. The Principal hereby accepts, recognizes and approves any actions and documents taken and signed by the Attorney and Delegate.

4. The Attorney has the power to entrust third person. The Attorney may sub-entrust on its sole discretion the subjects aforementioned to other person or entity without prior notification to the Principal or consent of the Principal.

5. The POA is exiting valid and irrevocable from the execution date of the POA during the term when the Principal is holding the shares in Blue Hat Company.

6. The Principal hereby renounces all rights relating the Principal Share which are delegated to the Attorney under the POA and the Principal will not excise the rights itself during the term the POA.

Principal: Juanjuan CAI Signature: /s/ Juanjuan Cai November 13, 2018